UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021 (July 16, 2021)

BROOKLYN IMMUNOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 58th Street, Building A, Suite 2100
Brooklyn, New York	11220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

We are filing this Amendment No. 1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2021, which we refer to as the Original Filing, solely to amend Item 9.01 .

At the time of filing of the Original Filing disclosing the completion of the our acquisition of Novellus, Inc., a Delaware corporation, or Novellus, we indicated that we would file the financial statements required by Items 9.01(a) and 9.01(b) no later than 71 calendar days after the date on which the Original Filing was required to be filed.

Upon further review of the requirements of Rule 3-05 of Regulation S-X promulgated under the Securities Act of 1933 and Item 9.01 of Form 8-K, we determined that financial statements required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) with respect to the acquisition of Novellus are not required because the acquisition was not a “significant” transaction as defined in Regulation S-X. Accordingly, we are filing this Amendment No. 1 on Form 8-K/A to amend the Original Filing solely to eliminate references to the subsequent filing of historical financial statements and pro forma financial information relating to the acquisition of Novellus.

Except as described above, this Amendment No. 1 on Form 8‑K/A does not amend or restate the Original Filing, nor does it modify or update the disclosures in the Original Filing affected by subsequent events or discoveries.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

We have determined that the historical financial statements of Novellus are not required to be filed as the acquisition of Novellus was not a “significant” transaction as defined in Regulation S-X.

(b) Pro-Form Financial Information.

We have determined that our pro forma financial information is not required to be filed as the acquisition of Novellus was not a “significant” transaction as defined in Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN IMMUNOTHERAPEUTICS, INC.

Dated: October 1, 2021	By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President